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                        EAI SELECT MANAGERS EQUITY FUND

                                   SUPPLEMENT
                           DATED AS OF JUNE 30, 1998
                                       TO
                             MAY 1, 1998 PROSPECTUS



SUBADVISERS. At a meeting of the Board of Trustees of the Fund, including the "non-interested" Trustees (as defined in the Investment Company Act of 1940, as amended) held on May 21, 1998, the Trustees agreed to terminate Bennett Lawrence Management LLC as one of the Fund's Subadvisers, effective as of the close of business on June 30, 1998.

Evaluation Associates Capital Markets, Incorporated, the Fund's Manager, intends to reallocate the Fund assets under Bennett Lawrence's management to one or more other Subadvisers.

As a result of this change, the Prospectus sections "Introduction The Subadvisers," "Management The Subadvisers" and "Management Compensation" are amended to delete references to Bennett Lawrence Management LLC.


                           *  *  *  *  *  *  *  *  *

THE ABOVE CHANGE IS ALSO INCORPORATED BY REFERENCE INTO THE FUND'S STATEMENT OF
                   ADDITIONAL INFORMATION DATED MAY 1, 1998.